THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE 1933 ACT AND THE STATE ACTS. IN ADDITION, THE WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGULATION S AND PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

THE WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT ARE BEING OFFERED PURSUANT TO THE EXEMPTION FROM REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") CONTAINED IN REGULATION S FOR OFFERS AND SALES OF SECURITIES THAT OCCUR OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS (WITHIN THE MEANING OF REGULATION S). NO REGISTRATION STATEMENT OR APPLICATION TO REGISTER THESE SECURITIES HAS BEEN OR WILL BE FILED WITH THE COMMISSION OR UNDER THE SECURITIES LAWS OF ANY COUNTRY OR JURISDICTION. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION. BECAUSE THE WARRANT HAS BEEN ISSUED PURSUANT TO REGULATION S, THE WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE WARRANT MAY NOT BE EXERCISED WITHIN THE UNITED STATES AND SECURITIES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UPON EXERCISE, OTHER THAN IN OFFERINGS DEEMED TO MEET THE DEFINITION OF AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S, UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS APPLICABLE

No.________                                                       ______Warrants

                              PREFERRED VOICE, INC.

                               WARRANT CERTIFICATE


     This warrant certificate ("Warrant Certificate") certifies that for value received _____________ (the "Initial Warrant Holder") or registered assigns is the owner of the number of warrants specified above, each of which entitles the holder thereof to purchase, at any time on or before the Expiration Date hereinafter provided, one fully paid and non-assessable share of Common Stock, $0.00l par value per share, of Preferred Voice, Inc., a Delaware corporation (the "Company"), at a purchase price of $1.00 per share of Common Stock payable in lawful money of the United States of America, in cash, by official bank or certified check, or by wire transfer ("Warrants").

1.  Warrant; Purchase Price

     Each Warrant shall entitle the holder thereof to purchase one share of Common Stock, $0.001 par value per share, of the Company ("Common Stock") during the period commencing on the date hereof and ending on the Expiration Date. The purchase price payable upon exercise of a Warrant shall be $1.00 (the "Purchase Price"). The Purchase Price and number of Warrants evidenced by this Warrant Certificate are subject to adjustment as provided in Article 7. Common Stock purchased or subject to purchase pursuant to the Warrants shall be called "Warrant Shares" herein.

2.  Exercise; Expiration Date

     2.1 Subject to Section 4 hereto, each Warrant is exercisable, at the option of the holder, at any time after issuance and on or before the Expiration Date. In the case of exercise of less than all the Warrants represented by a Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

     2.2 The term "Expiration Date" shall mean 5:00 p.m. Dallas time on June 25, 2000, or if such date shall in the State of Texas be a holiday or a day on which banks are authorized to close, then 5:00 p.m. Dallas time the next following day which in the State of Texas is not a holiday or a day on which banks are authorized to close.

3.  Registration and Transfer on Company Books

     3.1 The Company shall maintain books for the registration and transfer of Warrant Certificates.

     3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, the Company may deem and treat the registered holder as the absolute owner thereof.

     3.3 The Company shall register upon its books any transfer of a Warrant Certificate upon surrender of same to the Company accompanied (if so required by the Company) by a written instrument of transfer duly executed by the registered holder or by a duly authorized attorney and subject to the restrictions on transfer set forth in the Offshore Securities Subscription Agreement pursuant to which the original holder of this Warrant acquired the Warrant. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the holder, for new Warrant Certificates representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

4. Securities Exercise Provisions

     4.1 The Warrant Shares will not be registered under the Securities Act or any state securities law and shall not be transferable unless registered or an exemption from registration is available. A legend to the foregoing effect will be placed on any certificate representing such shares.

     4.2 The Warrant will not be permitted to be exercised on behalf of a U.S. person (as defined in Regulation S) unless a written opinion of counsel to the effect that the Warrant and the shares (the "Warrant Shares") of common stock of the Company to be issued upon exercise of the Warrant have been registered under the Securities Act or are exempt from registration thereunder has been provided to the Company. The Warrant will not be permitted to be exercised within the United States upon exercise thereof (other than in an offering deemed to meet the definition of "offshore transaction" pursuant to Regulation S) unless a written opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from the registration requirements of the Securities Act under an exemption thereunder has been provided to the Company.

5. Reservation of Warrant Shares

     The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

6. Loss or Mutilation

     Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants. 7. Adjustment of Purchase Price and Number of Warrant Shares Deliverable

     7.1 The Purchase Price and the number of shares of Common Stock purchasable pursuant to this Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Article 7. Whenever reference is made in this
Article 7 to the issue or sale of shares of Common Stock, or simply shares, such term shall mean any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company. The shares issuable upon exercise of the Warrants shall however be shares of Common Stock of the Company, par value $0.00l per share, as constituted at the date hereof, except as otherwise provided in Sections 7.3 and 7.4.

     7.2 In case the Company shall at any time change as a whole, by subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares into a different number of shares, with or without par value,
(i) the number of shares which immediately prior to such change the holder of each Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares outstanding immediately prior to such change, and (ii) the Purchase Price in effect immediately prior to such change shall be increased or decreased in inverse proportion to such increase or decrease in the number of such shares outstanding immediately prior to such change. For the purpose of this Section 7.2, the number of shares outstanding at any given time shall not include shares in the treasury of the Company.

     7.3 In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, or in case of any sale, transfer or other disposition to another corporation of all or substantially all the property, assets, business and good will of the Company, the holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provision shall be made so that such holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property receivable in such transaction which a shareholder receives who holds the number of shares which the Warrant entitled the holder to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 7 with respect to rights and interests thereafter of the holder of the Warrants to the end that the provisions of this Article 7 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants.

     7.4 In the event the Company shall declare a dividend upon the Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for such shares, the holder of each Warrant shall, upon exercise of the Warrant, be entitled to purchase, in addition to the number of shares deliverable upon such exercise, against payment of the Warrant Price therefor but without further consideration, the cash, stock or other securities or property which the holder of the Warrant would have received as dividends (otherwise than out of such earnings or earned surplus and otherwise than in shares or in obligations convertible into or exchangeable for Common Stock) if continuously since the date hereof such holder (i) had been the holder of record of the number of shares deliverable upon such exercise and (ii) had retained all dividends in stock or other securities (other than shares or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares or in respect of any such stock or other securities so paid or payable as such dividends.

     7.5 No certificate for fractional shares shall be issued upon the exercise of the Warrants, but in lieu thereof the Company shall purchase any such fractional interest calculated to the nearest cent.

     7.6 Whenever the Purchase Price is adjusted as herein provided, the Company shall forthwith deliver to each Warrant holder a statement signed by the President of the Company and by its Treasurer or Secretary stating the adjusted Purchase Price and number of shares determined as herein specified. Such statement shall show in detail the facts requiring such adjustment, including a statement of the consideration received by the Company for any additional stock issued.

     7.7 In the event at any time:

               (i) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

               (ii) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

               (iii) The Company shall effect any capital reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a change in par value, or a change from par value to no par value, or a change from no par value to par value, or a change resulting solely from a subdivision or combination of outstanding shares), or any consolidation or merger, or any sale, transfer or other disposition of all or substantially all its property, assets, business and good will as an entirety, or the liquidation, dissolution or winding up of the Company; or

               (iv) The Company shall declare a dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in Common Stock or any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock;

then, in any such case, the Company shall cause at least thirty days' prior notice to be mailed to the registered holder of each Warrant at the address of such holder shown on the books of the Company. Such notice shall also specify the date on which the books of the Company shall close, or a record be taken, for such stock dividend, distribution or subscription rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up or dividend, as the case may be, shall take place, and the date of participation therein by the holders of shares if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the rights of the holders of the Warrants.

8. Governing Law

     8.1 This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon as of the 25th day of June, 1997.

                                PREFERRED VOICE, INC.

                          BY:
                             --------------------------
                              Chairman of the Board

Attest:

------------------
Secretary